UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

Genius Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27915	33-0852923
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

740 Lomas Santa Fe, Suite 210 Solana Beach, California	92075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 793-8840

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The sole purpose of this amendment is to refile Exhibit 10.1 to include certain information that was previously redacted pursuant to a confidential treatment request. Exhibit 10.1 attached hereto supersedes in its entirety Exhibit 10.1 previously filed on Form 8-K on July 7, 2006 (the “Initial Form 8-K”). Item 1.01 Entry into a Material Definitive Agreement of the Initial Form 8-K is recited verbatim below.

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2006, Genius Products, Inc. (“Genius Products”) entered into an Output Distribution Agreement (the “Distribution Agreement”) with ESPN Enterprises, Inc. (“ESPN”) whereby ESPN granted to Genius, among other things and subject to the terms and conditions set forth in the Distribution Agreement, the rights to be the exclusive videogram distributor of all audiovisual productions released by ESPN during the term of the Distribution Agreement in the United States and Canada.

The initial term of the Distribution Agreement commences on July 7, 2006 and continues, subject to the terms of the Distribution Agreement, through and including December 31, 2011 (the “Term”). Commencing immediately at the end of the Term, Genius shall have an additional six month period as a non-exclusive sell-off period for videograms, during which time Genius Products will have the right to continue to market, distribute and account for all videograms remaining in Genius Products’ inventory at the end of the Term. Subject to the terms of the Distribution Agreement, Genius Products shall pay ESPN a minimum guarantee of $4,500,000 in each of five Sales Periods (as defined in the Distribution Agreement) during the Term. Genius Products will receive a distribution fee which shall be computed in accordance with the terms of the Distribution Agreement.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by the Distribution Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1†	Output Distribution Agreement, dated July 7, 2006, by and among Genius Products, Inc. and ESPN Enterprises, Inc.

†	Portions of the exhibit have been omitted pursuant to a request for confidential treatment. The confidential portions have been filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: September 29, 2006	By:	/s/ Trevor Drinkwater
Trevor Drinkwater
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1†	Output Distribution Agreement, dated July 7, 2006, by and among Genius Products, Inc. and ESPN Enterprises, Inc.

†	Portions of the exhibit have been omitted pursuant to a request for confidential treatment. The confidential portions have been filed with the Securities and Exchange Commission.